MERRILL LYNCH
CONSULTS
INTERNATIONAL
PORTFOLIO










FUND LOGO










Annual Report

October 31, 1996



Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Christine L. Pinto, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863












This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Consults
International Portfolio
Box 9011
Princeton, NJ
08543-9011



MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO



Important Tax
Information
(unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Consults International Portfolio during its fiscal year ended October 31, 1996.
Record      Payable    Domestic Ordinary   Foreign Source   Total Ordinary   Foreign Taxes      Long-Term
 Date         Date           Income            Income           Income      Paid or Withheld  Capital Gains
12/19/95    12/29/95       $0.303094        $0.133485         $0.436579        $0.035560        $0.463659


The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.


Worldwide
Investments as of
October 31, 1996

                                                Percent of
Ten Largest Industries                          Net Assets

Banking                                            8.3%
Oil & Related                                      7.1
Metals                                             6.7
Machinery                                          5.9
Telecommunications                                 5.8
Electronics                                        5.0
Chemicals                                          4.8
Apparel                                            4.2
Conglomerates                                      3.7
Beverage                                           3.1


                                                Percent of
Ten Largest Holdings             Country        Net Assets

Elf Aquitaine S.A.               France            2.8%
BASF AG                          Germany           2.7
Societa Finanziara
 Telefonica S.p.A. (STET)        Italy             2.5
Siebe PLC(Ordinary)              United Kingdom    2.5
Sime Darby BHD                   Malaysia          2.4
Toray Industries, Inc.           Japan             2.4
Boots Company PLC                United Kingdom    2.3
HSBC Holdings PLC                Hong Kong         2.3
Sun Hung Kai Properties Ltd.     Hong Kong         2.3
Hitachi, Ltd.                    Japan             2.2

DEAR SHAREHOLDER


The first half of the fiscal year ended October 31, 1996 coincided with a substantial increase in international equity market activity, thus providing a robust start to the Portfolio's 1996 fiscal year. The Portfolio, which historically has pursued a fully invested investment policy, participated in the strong international equity market environment almost immediately and enjoyed its best semi-annual return since inception.

However, the first-half upward bias of international stock markets ended abruptly during the summer months, and gave way to a volatile and largely correcting performance in the second half. This change developed after a sharp decline in the Dow Jones Industrial Average during July, caused by investor concerns over the course of US interest rates. While the US equity market began to recover almost immediately as US bond yields started to trend lower, many of our emphasized markets in the Pacific Rim, such as Japan, continued to experience extreme pressure. Toward fiscal year-end, the United States remained solidly ahead; Europe was steadily recovering; and the Pacific Rim region, outside of Hong Kong, continued its downward bias. We underwent major investment strategy changes during this period, including adding several new markets to the Portfolio to seek to take advantage of this changing international investment environment.

We began the fiscal year ended October 31, 1996 with a low cash position of 1.1% of net assets. However, in January 1996 we had a cash position of nearly 10% as a result of the proceeds from our yen forward hedge contract which matured during the month. We hedged the Portfolio's exposure to the Japanese yen during 1995, and significant profits resulting from this strategy were used for re-investment. Nevertheless, we remained fully invested in international equities. The orientation of the equities purchased for Merrill Lynch Consults International Portfolio is predominantly value driven. The range of equity markets in which we invest includes the unmanaged Morgan Stanley Europe, Australia and Far East
(EAFE) Index components, in addition to Canada and selected non-EAFE emerging markets, such as Brazil, China and Korea.

Late in 1995, in light of the depressed conditions of most emerging markets around the Pacific Rim and in Latin America, our investment strategy steadily emphasized the values in those areas and built selected investment positions. From a modest beginning exposure of just 14% of net assets, positions in the emerging markets accounted for nearly 22% of total net assets by October 31, 1996, a substantial overweight to the Morgan Stanley EAFE Index. This is in contrast to the steady reduction of our previously strong emphasis on Japan which represented just over 40% of net assets, and which was reduced to less than 30% by year-end, representing an underweight position.

We underweighted European markets substantially at the beginning of the year as they showed few signs of sustainable recovery potential, collectively selling below peak levels seen in the spring of 1994. Although there was anxiety produced by public sector strikes in France and uncertainty over the European Monetary Union (EMU) process, European bourses regained investor favor as interest rates fell and bond markets rallied. We increased the Portfolio's exposure to 39% of net assets, which is still underweight relative to the Morgan Stanley EAFE Index, but we continue to invest aggressively to close the gap. The Canadian and Australian markets remained largely unchanged as a percentage of total net assets throughout the year. The single largest positive country change during the year ended October 31, 1996 was the sizeable buildup in Hong Kong and China-related shares, which represented 7% of total net assets at October 31, 1996, up from 3.5%.

Fiscal Year in Review
There was considerable activity in the Portfolio during the first fiscal quarter as we invested the cash proceeds of our yen hedge. The global markets were very robust, having shown signs of a buying panic during the holiday period and into January 1996. Exceptional returns were seen in the emerging markets and Japan. The Fund benefited significantly during the first quarter as a result, outperforming our benchmark, the unmanaged Morgan Stanley EAFE Index.

At the outset of the second quarter, particularly during February, international equity markets were in a consolidation phase, the exception being Hong Kong, which was strongly ahead, and Latin America, which experienced a more than 6% decline affecting roughly 6% of our assets. The Portfolio had a decisive underperformance relative to the Morgan Stanley EAFE Index in February because of a low representation in key outperforming markets such as Hong Kong and core Europe and the retracement in Latin America. Europe continued strongly ahead during March and a significant uptrend in Japan resumed, both of which lasted until late April. In fact, in March and April, all major regional components of the Morgan Stanley EAFE Index produced positive results with Japan leading decisively in US dollar terms. Our continuing yen hedge produced neither gains nor losses as the yen remained in a narrow trading range between 104 and 109 for the period as a whole, but did affect our ability to outperform in April because of a rather sudden strengthening in the currency at month end producing an unfavorable monthly comparison.

One factor negatively affecting the Portfolio's performance was our substantial underweighting in Europe and continuing emphasis in Japan. Japan produced a negative return in two of the three months of the third fiscal quarter of approximately 5% each. The negative events seemed to be set in motion by the revelation that Sumitomo Metal Industries, Ltd. had grossly mismanaged its copper position which resulted in multibillion dollar losses. We had previously held Sumitomo in our top ten holdings during the year, but fortunately had sold half of the position before the announcement because of exceptionally good performance over the holding period. Nevertheless, with volatile expectations for the economy and renewed concerns about corporate misbehavior, Japanese stocks declined.

The quarter ended on a particularly negative trend, as markets internationally reacted to the sudden downdraft in the US equity market during July. No region escaped the sell-off, and all components of the Index produced negative returns, but the worst was Japan. The Portfolio declined over 5% compared to the Morgan Stanley EAFE Index decline of 3.05%. During late July, we began to significantly alter our investment strategy to seek to lessen our reliance on Japan where exposure had peaked at 44.6% of total net assets during the period.

The final quarter of the fiscal year was dominated by this alteration of geographical weightings and the inclusion of markets new to the Portfolio, such as Brazil and Korea. Japan currently accounts for 11% less of the Fund's total net assets than during the May 1996 peak. We substantially increased our exposure to China-related investments and mainstream Hong Kong property and banking issues, which include HSBC Holdings PLC and Sun Hung Kai Properties Ltd. We allowed our exposure to the Asian Tiger markets to drift lower with the underperformance of those markets. As those markets decline, we are content to remain underexposed in most of the Asian markets outside of Hong Kong. The questionable current account practices and deteriorating trade performance of some of the smaller Asian economies is not encouraging and they continue to underperform. That's the reason that within the Asian portion of the Portfolio (nearly 13% of net assets), Hong Kong and our listed "Red Chip" shares comprise nearly half of the weighting with the remaining markets of Thailand, Indonesia, and Singapore below the Index weighting.

Sime Darby BHD of Malaysia is the sole emerging market equity among our top ten holdings because of its relative performance of late and the diversified strength of the Malaysian economy. We will continue to increase China's infrastructure and transportation issues in the Portfolio because of our belief that Hong Kong and China will be successfully integrated in 1997 and the austerity program ended in conjunction with lower inflation and interest rates.

In Europe, which dominated performance during the final quarter of the fiscal year, along with Hong Kong, the common denominator was perhaps the relative strength of the US dollar and a perception that US economic activity was moderating and so would interest rate pressures. The emergence of a shareholder value theme in core European markets is bolstering performance. This may include moves to repurchase shares, concentrate on enterprise value and spin off non-core assets by large industrials in the near future.

We appropriately increased our weighting in the United Kingdom, which benefited from a late round of EMU enthusiasm from the currency standpoint, but our real conviction lies in the core markets of Europe, especially Germany, because of an emergence of these shareholder value strategies. BASF AG is our key German holding, and we are focused on the financials and bank restructuring theme as well. We reduced our earlier overweighted position in Italy as we await further news on corporate performance now that interest rates and inflation are down. Nevertheless, Societa Finanziara Telefonica S.p.A (STET) in Italy remains a top ten holding because of its extreme undervaluation in the global telecommunication universe. France continued to be a relative disappointment for value-oriented investors as growth stock investing has clearly dominated. Among our remaining European top ten holdings is Elf Aquitaine S.A. which is likely to be a beneficiary of leverage to higher energy prices, recent restructuring initiatives and its growth-oriented investments. Nevertheless, our underweighted position in Europe throughout the fiscal year negatively affected performance, relative to the benchmark Morgan Stanley EAFE Index.

In Latin America we are encouraged by prospects for Brazil, now 2% of total net assets, given the heavy privatization program intended over the next several quarters. Accordingly, we are acquiring stocks representative of this theme. We intend to eventually add private sector industrials. Our target weighting for Brazil is 5% of net assets for a total Latin American weighting of 10%--12%. Mexico was a larger holding during the final quarter and was reduced heading into a round of currency weakness during October. We remain confident that lower interest rate expectations in the United States will provide stability for Mexico and aid its efforts to promote domestic demand to compliment its excellent export progress. Additional investments in the region would raise our overall emerging markets exposure to approximately 30% of net assets.

The Portfolio ended the fiscal year with substantial redemptions on a daily basis which required careful cash management. The underperformance compared to the Morgan Stanley EAFE Index was at its greatest as we instituted significant weighting changes. Japan had yet to recover even modestly, implying that some positive relief may be coming from that market soon. Our yen hedge was recently closed out for a modest profit, and we expect some modest weakening of the US dollar over the next several months which will benefit our US dollar valuation. Nevertheless, we hope that our many changes will result in better tracking of international equity markets investment opportunities and a reduction of volatility in upcoming months. We are also anticipating a less robust post-election year stock market in the United States which should promote increased interest in international markets by US investors.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President





(Christine L. Pinto)
Christine L. Pinto
Vice President and Portfolio Manager




December 9, 1996




PERFORMANCE DATA (unaudited)


None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Total Return
Based on a
$10,000
Investment

A line graph depicting the growth of an investment in the Portfolio compared to growth of an investment in the Morgan Stanley EAFE
Index. Beginning and ending values are:

                                             9/14/92**      10/31/96

ML Consults International Portfolio*++       $10,000        $13,417

Morgan Stanley EAFE Index++++                $10,000        $15,783

[FN]
   *Assuming transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Consults International Portfolio invests in a diversified international portfolio of equity securities, other than US securities.
++++This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Asia, and the Far East.

Average Annual
Total Return
Period Covered                                                                                  % Return
Year Ended 9/30/96                                                                               +7.59%
Inception (9/14/92) through 9/30/96                                                              +8.19

Recent
Performance
Results
                                                                                    12 Month    3 Month
                                                  10/31/96    7/31/96   10/31/95    % Change    % Change
ML Consults International Portfolio                $12.09     $12.10     $12.28     +2.30%(1)    -0.08%
ML Consults International Portfolio--Total Return                                   +5.93(2)     -0.08

(1)Percent change includes reinvestment of $0.464 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.437 per share income dividends and $0.464 per share capital gains distributions.


Performance
Summary
                                 Net Asset Value           Capital Gains       Dividends
Period Covered             Beginning          Ending        Distributed          Paid*         % Change**
9/14/92--12/31/92            $10.00           $ 9.79             --               --             - 2.10%
1993                           9.79            11.93             --             $0.050           +22.37
1994                          11.93            11.84           $0.178            0.139           + 1.94
1995                          11.84            12.07            0.464            0.437           + 9.68
1/1/96--10/31/96              12.07            12.09             --               --             + 0.17
                                                               ------           ------
                                                         Total $0.642     Total $0.626

                                                        Cumulative total return as of 10/31/96: +34.17%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. There are no sales charges associated with the Portfolio.

SCHEDULE OF INVESTMENTS
LATIN                                Shares                                                                Value    Percent of
AMERICA      Industries               Held              Stocks                             Cost          (Note 1a)  Net Assets
Argentina    Banking                197,990   Banco de Galicia y Buenos Aires
                                              S.A. de C.V. (ADR)*                      $  3,179,597     $  3,588,563    2.1%

             Oil & Related           80,000   YPF S.A. (ADR)*                             1,986,842        1,820,000    1.0

                                              Total Investments in Argentinean Stocks     5,166,439        5,408,563    3.1


Brazil       Electric            32,000,000   Companhia Energetica de Minas Gerais
             Utilities                        (CEMIG) (Preferred)                           949,891        1,018,592    0.6

             Oil & Related       10,000,000   Petroleo Brasileiro S.A. (Petrobras)
                                              (Preferred)                                 1,269,912        1,294,656    0.7

             Steel              458,000,000   Usinas Siderurgicas de Minas Gerais
                                              S.A.--USIMINAS (Preferred)                    500,967          481,495    0.3

                                              Total Investments in Brazilian Stocks       2,720,770        2,794,743    1.6


Mexico       Building &             600,000   Cemex S.A.                                  2,320,739        2,158,058    1.2
             Construction           175,000 ++Empresas ICA Sociedad Controladora,
                                              S.A. de C.V. (ADR)*                         2,646,374        2,275,000    1.3
                                                                                       ------------     ------------  ------
                                                                                          4,967,113        4,433,058    2.5

             Retail               1,000,000 ++Cifra, S.A. de C.V. (Series B)              1,409,966        1,279,403    0.7

             Transportation         150,000   Transportacion Maritima Mexicana,
                                              S.A. de C.V. (ADR)*                         1,352,126        1,050,000    0.6

                                              Total Investments in Mexican Stocks         7,729,205        6,762,461    3.8

                                              Total Investments in Latin America         15,616,414       14,965,767    8.5


NORTH
AMERICA


Canada       Metals                 132,700   Noranda, Inc.                               2,176,720        2,919,420    1.7

             Oil & Related           56,000   Norcen Energy Resources Ltd.                  978,027        1,198,598    0.7

                                              Total Investments in North America          3,154,747        4,118,018    2.4

PACIFIC
BASIN

Australia    Metals                 277,200   Broken Hill Proprietary, Ltd.               2,767,090        3,679,657    2.1

             Publishing             560,000   News Corporation, Ltd. (Ordinary)           2,410,336        3,186,484    1.8

                                              Total Investments in Australian Stocks      5,177,426        6,866,141    3.9


Hong Kong    Banking                200,000   HSBC Holdings PLC                           3,480,157        4,074,242    2.3

             Building &             560,000 ++Road King Infrastructure Ltd.                 481,566          409,235    0.2
             Construction

             Diversified            700,000   Guangdong Investments                         498,152          502,490    0.3

             Railroads            1,250,000 ++Guangshen Railway Co., Ltd. (Series H)        469,278          464,819    0.3

             Real Estate          1,600,000   Guangzhou Investment Co., Ltd.                488,755          517,364    0.3
                                    350,000   Sun Hung Kai Properties Ltd.                3,394,752        3,983,703    2.3
                                                                                       ------------     ------------  ------
                                                                                          3,883,507        4,501,067    2.6

             Telecommunications   1,100,000   Hong Kong Telecommunications, Ltd.          2,251,729        1,942,055    1.1

                                              Total Investments in Hong Kong Stocks      11,064,389       11,893,908    6.8


Japan        Apparel                200,000   Tokyo Style Co., Ltd.                       3,475,066        3,041,758    1.8
                                    700,000   Toray Industries, Inc.                      5,212,767        4,227,692    2.4
                                                                                       ------------     ------------  ------
                                                                                          8,687,833        7,269,450    4.2

             Automobile &            33,000   Autobacs Seven Co., Ltd.                    2,696,558        2,605,187    1.5
             Equipment              200,000   Yamaha Motors Co., Ltd.                     1,779,524        1,793,407    1.0
                                                                                       ------------     ------------  ------
                                                                                          4,476,082        4,398,594    2.5

             Banking                 70,000   Sanwa Bank, Ltd.                            1,375,997        1,193,846    0.7

             Beverage               220,000   Kirin Brewery Co., Ltd.                     2,688,369        2,262,857    1.3

             Chemicals              460,000   Mitsui Petrochemical Industries, Ltd.       2,891,381        2,794,374    1.6
                                    100,000   Nippon Shokubai K.K. Co.                    1,032,405          833,407    0.5
                                                                                       ------------     ------------  ------
                                                                                          3,923,786        3,627,781    2.1

             Electrical             435,000   Hitachi, Ltd.                               3,600,724        3,862,418    2.2
             Equipment

             Electronics             30,000   Advantest Corporation                       1,405,160        1,134,066    0.7
                                    200,000   Matsushita Electric Industrial
                                              Co., Ltd.                                   3,029,307        3,200,000    1.8
                                     90,000   Omron Corp.                                 1,821,396        1,606,154    0.9
                                                                                       ------------     ------------  ------
                                                                                          6,255,863        5,940,220    3.4

             Financial Services     213,000   Nomura Securities Co., Ltd.                 4,746,603        3,520,352    2.0

             Household Products     200,000   Kao Corp.                                   2,272,637        2,356,044    1.4

             Insurance              572,000   Nippon Fire & Marine Insurance Co., Ltd.    4,139,948        3,017,143    1.7

             Machinery              195,000   Makita Corporation                          3,008,235        2,674,286    1.5
                                    300,000   Mitsubishi Heavy Industries, Ltd.           1,925,590        2,307,692    1.3
                                                                                       ------------     ------------  ------
                                                                                          4,933,825        4,981,978    2.8

             Merchandising           50,000   Ito-Yokado Co., Ltd.                        2,465,299        2,496,703    1.4

             Metals               1,400,000   Sumitomo Metal Industries, Ltd.             4,064,328        3,852,308    2.2

             Paper & Forest         200,000   Hokuetsu Paper Mills, Ltd.                  1,869,114        1,403,077    0.8
             Products

             Printing               100,000   Dai Nippon Printing, Ltd.                   1,786,645        1,687,912    1.0

                                              Total Investments in Japanese Stocks       57,287,053       51,870,683   29.7


Malaysia     Conglomerates          700,000   Land & General BHD                          1,748,183        1,524,149    0.9
                                  1,200,000   Sime Darby BHD                              2,737,495        4,251,781    2.4

                                              Total Investments in Malaysian Stocks       4,485,678        5,775,930    3.3


South        Electric Utilities      15,000   Korea Electric Power Corp.                    501,209          442,354    0.3
Korea
             Natural Gas Utilities   15,000 ++Seoul City Gas Co., Ltd.                    1,211,976        1,101,335    0.6

                                              Total Investments in South Korean Stocks    1,713,185        1,543,689    0.9


SCHEDULE OF INVESTMENTS (concluded)
PACIFIC BAISIN                       Shares                                                                Value    Percent of
(concluded)  Industries               Held              Stocks                             Cost          (Note 1a)  Net Assets
Thailand     Agriculture            333,000   Charoen Pokphand Feedmill Co., Ltd.      $  1,608,648     $  1,293,432    0.7%

             Banking                120,000   Bangkok Bank Co., Ltd. (Foreign)            1,380,245        1,280,603    0.7

             Building Materials      40,000   Siam Cement PLC (Foreign)                   2,114,965        1,368,487    0.8

                                              Total Investments in Thai Stocks            5,103,858        3,942,522    2.2

                                              Total Investments in the Pacific Basin     84,831,589       81,892,873   46.8

WESTERN
EUROPE

France       Advertising             52,000   Havas S.A.                                  4,140,514        3,418,615    1.9

             Oil & Related           60,000   Elf Aquitaine S.A. (a)                      4,473,191        4,802,067    2.8

                                              Total Investments in French Stocks          8,613,705        8,220,682    4.7


Germany      Banking                 80,000   Bayerische Hypotheken-und
                                              Wechsel-Bank AG                             2,083,007        2,344,855    1.3

             Chemicals              150,000   BASF AG                                     3,915,994        4,798,097    2.7

             Conglomerates            2,500   Preussag AG                                   740,731          602,406    0.4

             Utility                 63,000   Veba AG                                     2,049,098        3,362,970    1.9

                                              Total Investments in German Stocks          8,788,830       11,108,328    6.3


Italy        Building               230,000   Italcementi S.p.A.                          1,496,298        1,219,111    0.7
             Materials

             Office Equipment     2,000,000 ++Olivetti Group S.p.A.                       1,258,718          581,832    0.3

             Telecommunications   1,280,000   Societa Finanziara Telefonica
                                              S.p.A. (STET)                               3,430,286        4,424,566    2.5

                                              Total Investments in Italian Stocks         6,185,302        6,225,509    3.5


Netherlands  Electronics             80,000   Philips Electronics N.V.                    3,142,684        2,820,256    1.6

                                              Total Investments in Netherlands Stocks     3,142,684        2,820,256    1.6


Norway       Medical Supplies       100,000 ++Nycomed ASA 'B' Shares                      1,653,191        1,348,681    0.8

             Shipbuilding           105,000   Kvaerner A.S. 'B' Shares                    5,085,432        3,655,553    2.1

                                              Total Investments in Norwegian Stocks       6,738,623        5,004,234    2.9


Spain        Oil & Related          100,000   Repsol S.A.                                 3,109,463        3,267,179    1.9

                                              Total Investments in Spanish Stocks         3,109,463        3,267,179    1.9


Sweden       Household Appliances    50,000   Electrolux AB                               2,397,099        2,786,873    1.6

             Machinery               50,000   Atlas Copco AB (Class A)                      919,997        1,035,559    0.6

             Metals                  55,000   SKF AB                                      1,072,657        1,218,686    0.7

                                              Total Investments in Swedish Stocks         4,389,753        5,041,118    2.9


Switzerland  Banking                 20,000   CS Holding AG (Registered)                  2,102,399        2,004,923    1.2

             Foods                    1,400   Nestle S.A. (Registered)                    1,564,148        1,526,282    0.9

             Pharmaceuticals          1,750   Ciba-Geigy AG (Registered)                    997,359        2,163,530    1.2

                                              Total Investments in Swiss Stocks           4,663,906        5,694,735    3.3


United       Beverage               410,000   Grand Metropolitan PLC (Ordinary)           2,663,875        3,091,109    1.8
Kingdom

             Consumer &             100,000   Williams Holdings PLC                         520,578          590,456    0.3
             Industrial
             Products

             Entertainment &        320,000   Rank Organisation PLC                       2,323,790        2,126,291    1.2
             Leisure

             Machinery              280,000   Siebe PLC (Ordinary)                        2,276,580        4,390,519    2.5

             Natural Gas            790,000   British Gas PLC (Ordinary)                  3,018,263        2,454,377    1.4
             Utilities

             Retail                 400,000   Boots Company PLC                           3,588,607        4,079,513    2.3

             Telecommunications     650,000   British Telecommunications PLC              4,044,346        3,758,666    2.2

                                              Total Investments in United Kingdom
                                              Stocks                                     18,436,039       20,490,931   11.7

                                              Total Investments in Western Europe        64,068,305       67,872,972   38.8

SHORT-TERM                           Face
SECURITIES                          Amount

United       Commercial         $ 8,222,000   General Electric Capital Corp., 5.56%
States       Paper**                          due 11/01/1996                              8,222,000        8,222,000    4.7

                                              Total Investments in Short-Term
                                              Securities                                  8,222,000        8,222,000    4.7

             Total Investments                                                         $175,893,055      177,071,630  101.2
                                                                                       ============
             Liabilities in Excess of Other Assets                                                        (2,150,909)  (1.2)
                                                                                                        ------------  ------
             Net Assets                                                                                 $174,920,721  100.0%
                                                                                                        ============  ======

           ++Non-income producing security.
            *American Depositary Receipts (ADR).
           **Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
          (a)Name changed from Societe Nationale Elf Aquitaine (Ordinary).

             See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
                    As of October 31, 1996
Assets:             Investments, at value (identified cost--$175,893,055) (Note 1a)                         $177,071,630
                    Cash                                                                                             754
                    Foreign cash (Note 1b)                                                                           203
                    Receivables:
                      Forward foreign exchange contracts (Note 1c)                         $  3,290,832
                      Dividends                                                                 490,435
                      Beneficial interest sold                                                  364,660        4,145,927
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      22,761
                    Prepaid registration fees and other assets (Note 1f)                                           7,386
                                                                                                            ------------
                    Total assets                                                                             181,248,661
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                            3,266,564
                      Forward foreign exchange contracts (Note 1c)                            2,108,106
                      Securities purchased                                                      428,976
                      Distributor (Note 2)                                                      156,197
                      Investment adviser (Note 2)                                               117,148
                      Administration fee (Note 2)                                                39,049
                      Commissions                                                                33,533        6,149,573
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       178,367
                                                                                                            ------------
                    Total liabilities                                                                          6,327,940
                                                                                                            ------------

Net Assets:         Net assets                                                                              $174,920,721
                                                                                                            ============

Net Assets          Common shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $  1,446,749
                    Paid-in capital in excess of par                                                         162,691,515
                    Accumulated investment loss--net                                                          (8,950,726)
                    Accumulated distributions in excess of investment income--net (Note 1g)                   (6,862,242)
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                25,418,173
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                          1,177,252
                                                                                                            ------------
                    Net assets--Equivalent to $12.09 per share based on 14,467,493
                    shares of beneficial interest outstanding                                               $174,920,721
                                                                                                            ============

STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1996
Investment          Dividends (net of $510,102 foreign withholding tax)                                     $  3,523,394
Income              Interest and discount earned                                                                 449,734
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               3,973,128
                                                                                                            ------------

Expenses:           Account maintenance and distribution fees (Note 2)                     $  2,034,555
                    Investment advisory fees (Note 2)                                         1,525,916
                    Administration fees (Note 2)                                                508,639
                    Custodian fees                                                              166,482
                    Professional fees                                                            68,843
                    Accounting services (Note 2)                                                 68,830
                    Registration fees (Note 1f)                                                  65,765
                    Transfer agent fees (Note 2)                                                 58,612
                    Printing and shareholder reports                                             28,245
                    Amortization of organization expenses (Note 1f)                              26,606
                    Trustees' fees                                                               23,708
                    Pricing fees                                                                 12,973
                    Other                                                                       245,589
                                                                                           ------------
                    Total expenses                                                                             4,834,763
                                                                                                            ------------
                    Investment loss--net                                                                        (861,635)
                                                                                                            ------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                        5,997,007
(Loss) on             Foreign currency transactions--net                                     19,432,739        25,429,74
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                         (202,476)
(Notes 1b, 1c,        Foreign currency transactions--net                                    (12,470,140)     (12,672,616)
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                     12,757,130
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 11,895,495
                                                                                                            ============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Year Ended October 31,
                    Increase (Decrease) in Net Assets:                                          1996             1995
Operations:         Investment loss--net                                                   $   (861,635)    $   (897,752)
                    Realized gain on investments and foreign currency
                    transactions--net                                                        25,429,746          102,593
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                  (12,672,616)      (8,175,491)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          11,895,495       (8,970,650)
                                                                                           ------------     ------------

Dividends &         In excess of investment income--net                                      (6,862,242)              --
Distributions to    Realized gain on investments--net                                        (7,287,890)      (6,621,521)
Shareholders                                                                               ------------     ------------
(Note 1g):

Beneficial          Net decrease in net assets resulting from dividends and
Interest            distributions to shareholders                                           (14,150,132)      (6,621,521)
Transactions                                                                               ------------     ------------
(Note4):            Net decrease in net assets derived from beneficial
                    interest transactions                                                   (19,901,777)     (59,817,607)
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                            (22,156,414)     (75,409,778)
                    Beginning of year                                                       197,077,135      272,486,913
                                                                                           ------------     ------------
                    End of year                                                            $174,920,721     $197,077,135
                                                                                           ============     ============


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                                                 For the
                                                                                                                  Period
                    The following per share data and ratios have been derived                                   Sept. 14,
                    from information provided in the financial statements.                                      1992++ to
                                                                           For the Year Ended October 31,        Oct. 31,
                    Increase (Decrease) in Net Asset Value:            1996++++   1995++++  1994++++  1993++++   1992++++
Per Share           Net asset value, beginning of period              $  12.28   $  12.83  $  11.74  $   9.60   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment loss--net                                (.05)      (.05)     (.12)     (.08)      (.02)
                      Realized and unrealized gain (loss) on
                      investments--net                                     .76       (.18)     1.26      2.22       (.38)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .71       (.23)     1.14      2.14       (.40)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      In excess of investment income--net                 (.44)        --        --        --         --
                      Realized gain on investments--net                   (.46)      (.32)     (.05)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.90)      (.32)     (.05)       --         --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  12.09   $  12.28  $  12.83  $  11.74   $   9.60
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   5.93%     (1.68%)    9.74%    22.29%     (4.00%)+++
Return:                                                               ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       2.37%      2.35%     2.27%     2.76%      3.50%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.37%      2.35%     2.27%     2.76%      4.45%*
                                                                      ========   ========  ========  ========   ========
                    Investment loss--net                                 (.42%)     (.41%)    (.56%)    (.86%)    (2.77%)*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $174,921   $197,077  $272,487  $175,756   $ 16,636
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  38.16%     17.31%    24.64%    32.54%         --
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid+++++                 $  .0010         --        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may materially affect the rate shown.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Consults International Portfolio (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities, including depositary receipts, which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the- counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Realized and unrealized gains/losses on foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contract.

* Foreign currency options and futures--The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



NOTES TO FINANCIAL STATEMENTS (concluded)


Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transections are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Costs related to the organization of the Fund are charged to expense over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend date. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $7,191,339 have been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch (Suisse) Investment Management S.A. (the "Investment Adviser"). The Investment Adviser is a subsidiary of Merrill Lynch Bank (Suisse) S.A. which is, in turn, an indirect subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."). Fund Asset Management, L.P. ("FAM") and Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") have been retained as sub-advisers (the "SubAdvisers") to the Fund. Pursuant to sub-advisory agreements, the Sub-Advisers will provide investment advisory services with respect to the management of the Fund's cash position.

As compensation for its services to the Fund, the Investment Adviser receives monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund will not pay any incremental fee to the Sub-Advisers for their services.

The Fund has an Administrative Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect subsidiary of ML & Co. The Administrator performs or arranges for the performance of certain administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including maintaining the books and records of the Fund, preparing reports and other documents required by United States Federal, state and other applicable laws and regulations to maintain the registration of the Fund and its shares and providing the Fund with administrative office facilities. For the services rendered to the Fund and the facilities furnished, the Fund pays the Administrator a monthly fee equal to 0.25% of the Fund's average daily net assets. Also, accounting services are provided to the Fund by the Administrator, and the Fund reimburses the Administrator for its costs in connection with such services on a semi-annual basis.

The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 pursuant to which Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), which is an indirect subsidiary of ML & Co., receives ongoing distribution and account maintenance fees, which are accrued daily and paid monthly at the annual rates of 0.75% and 0.25%, respectively, of the average daily net assets of the Fund. Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner, & Smith ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance activities and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance activities to the Fund's shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution services and bearing distribution-related expenses of the Fund, including payments to financial consultants for selling shares of the Fund.

As authorized by the Plan, the Distributor has entered into an agreement with MLPF&S, an affiliate of the Investment Adviser, which provides for the compensation of MLPF&S for providing account maintenance and distribution-related services to the Fund. For the year ended October 31, 1996, MLFD earned $2,034,555 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent.

In addition, MLPF&S received $107,010 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 1996.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, the Investment Adviser (including their affiliated companies), MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $72,934,030 and $88,898,151, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996, were as follows:

                                    Realized      Unrealized
                                 Gains (Losses) Gains (Losses)

Long-term investments             $ 5,996,999    $ 1,178,575
Short-term investments                      8             --
Foreign currency transactions        (104,013)        (1,323)
Forward foreign exchange
contracts                          19,536,752             --
                                  -----------    -----------
Total                             $25,429,746    $ 1,177,252
                                  ===========    ===========


As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $1,178,575, of which $15,686,038 related to appreciated securities and $14,507,463 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $175,893,055.

4. Beneficial Interest Transactions:
Transactions in shares of beneficial interest were as follows:



For the Year Ended October 31, 1996   Shares    Dollar Amount

Shares sold                         3,894,853   $ 48,570,265
Shares issued to shareholders
in reinvestments of dividends
and distributions                   1,089,865     12,925,796
                                 ------------   ------------
Total issued                        4,984,718     61,496,061
Shares redeemed                    (6,567,697)   (81,397,838)
                                 ------------   ------------
Net decrease                       (1,582,979)  $(19,901,777)
                                 ============   ============

For the Year Ended October 31, 1995   Shares    Dollar Amount

Shares sold                         1,857,251   $ 21,980,972
Shares issued to shareholders
in reinvestments of
distributions                         501,369      5,855,982
                                 ------------   ------------
Total issued                        2,358,620     27,836,954
Shares redeemed                    (7,550,747)   (87,654,561)
                                 ------------   ------------
Net decrease                       (5,192,127)  $(59,817,607)
                                 ============   ============


<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees,
Merrill Lynch Consults International Portfolio

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Consults International Portfolio, including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Consults International Portfolio at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

(Ernst & Young LLP)

Princeton, New Jersey
December 11, 1996